                                  [COVER IMAGE]

                             AIM ADVISOR FLEX FUND

[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT                 JUNE 30 1999


                 INVEST WITH DISCIPLINE--Registered Trademark--

                                  (COVER IMAGE)


                      ------------------------------------

             THE CIRCUS BY GEORGES PIERRE SEURAT, 1859-1891, FRENCH

    ONE OF FRENCH ARTIST GEORGES SEURAT'S MOST FAMOUS PAINTINGS, THE CIRCUS

  FEATURES A GRACEFUL RIDER BALANCING ON THE BACK OF A WHITE HORSE. WHILE THE

 MOOD OF THE PAINTING IS CAREFREE, THE WORK WAS PAINSTAKINGLY EXECUTED. SEURAT

     PIONEERED A TECHNIQUE CALLED "POINTILLISM" USING TINY BRUSHSTROKES OF

    CONTRASTING COLORS. SEURAT PLANNED HIS PAINTINGS TO THE LAST DETAIL AND

    CAREFULLY PLACED EACH DOT, MUCH THE SAME WAY A FUND MANAGER CHOOSES THE

    STOCKS FOR A PORTFOLIO. VIEWED AS A WHOLE, THE POINTS FORM A HARMONIOUS

                                  COMPOSITION.

                      ------------------------------------

AIM Advisor Flex Fund is for shareholders who seek to achieve a high total return on investment through growth of capital and current income, without regard to federal income-tax considerations. The fund invests in a combination of equity securities and fixed- and variable-income securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Flex Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o As a result of a shareholder vote, the assets of AIM Advisor MultiFlex Fund were incorporated into AIM Advisor Flex Fund on June 21, 1999.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The unmanaged Lipper Flexible Portfolio Index represents an average of the performance of the 30 largest funds in the flexible-portfolio fund category. It is compiled by Lipper Inc., an independent mutual-fund performance monitor. Results shown reflect reinvestment of dividends.
o The Lehman Government/Corporate Bond Index is an unmanaged index generally considered representative of intermediate and long-term government and investment-grade debt securities.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                             AIM ADVISOR FLEX FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
      Bauer,        feel comfortable. We are pleased to be able to report to you
   Chairman of      that as of June 1999 we acheived a major milestone toward
   the Board of     year 2000 compliance status: we have successfully completed
     THE FUND       the testing of all of our mission-critical systems.
  APPEARS HERE]         Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle -- from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches -- just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.


 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.


                      ------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                      ------------------------------------


                             AIM ADVISOR FLEX FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

STOCK SELECTION BOOSTS FUND'S PERFORMANCE

HOW DID AIM ADVISOR FLEX FUND PERFORM OVER THE PAST SIX MONTHS?
The fund produced solid returns over the period ended June 30, 1999. Its Class C and Class B shares each returned 6.56%, while Class A shares returned 6.96%. These returns are at net asset value, excluding sales charges. From December 31, 1998, to June 30, 1999, the fund's net assets grew from $720 million to $896.4 million, principally because of the reorganization of AIM Advisor MultiFlex Fund into the fund.

WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?
Despite rising interest rates, the stock market continued its upward march through the first six months of 1999, with the S&P 500 rising 12.38%. The market's strength was broad-based in the second quarter as earnings improved across a wide array of companies. Economically sensitive stocks performed particularly well, led by basic-materials companies such as chemical, paper and steel. Stocks of capital-goods companies -- electrical equipment, defense contractors, machinery, waste management and manufacturing -- also performed well.
    Bond performance was generally disappointing through the first half of 1999. This poor performance stemmed from heightened concerns that the Federal Reserve Board (the Fed) would raise interest rates to slow economic growth and combat inflation. These concerns surfaced early in the reporting period after economic data showed that the U.S. gross domestic product continued to expand at a blistering pace. But the primary catalyst for concerns about a Fed rate hike was the dramatic and unexpected rise in the inflation rate in April.
    Uncertainty regarding the extent that the Fed might raise interest rates eroded bond prices in May and June, sending their yields higher. The yield of the benchmark 30-year U.S. Treasury bond soared from 5.09% at the beginning of the reporting period to 6.16% on June 24, its highest level since 1997. Speculation surrounding the Fed's possible action did not end until June 30, when it raised the federal funds rate from 4.75% to 5%. At the same time, the Fed announced that it had shifted from a tightening to a neutral bias, indicating that it planned no further rate hikes in the near future. That sparked a "relief rally" in the bond market, dropping the yield on the 30-year Treasury to 5.97% at the close of the reporting period.

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS C SHARES
 10 years                                     12.81%
  5 years                                     17.35
  1 year                                       9.07*
*10.07% excluding sales charges

CLASS B SHARES

Inception  (3/3/98)                            7.66%
  1 year                                       5.08**

**10.06% excluding sales charges

CLASS A SHARES

Inception (12/31/96)                          15.29%
  1 year                                       4.82***

***10.91% excluding sales charges

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
===============================================================================

HOW DID YOU MANAGE THE FUND DURING THIS PERIOD?
The fund's asset allocation is driven by the relative attractiveness of stocks compared to bonds, based on the return spreads between equities and Treasuries. Historically, this spread has been about 3%. At this level, our stock/bond allocation would be about 60/40. When this spread widens or contracts, we change our allocation accordingly.
    Over the past six months, the spread between stocks and bonds narrowed, causing us to decrease our stock holdings somewhat and shift toward bonds. This change was prompted by the significant rise in interest rates and stock prices over the past six months. In addition, we saw weakness in the bond market as a buying opportunity. We reduced our stock holdings to 63% as of June 30, 1999, from 79% as of December 31, 1998. At the same time, we increased our bond allocation from 19% to 29%.

HOW DID THE FUND'S EQUITY HOLDINGS PERFORM?
Our equity holdings led the fund to outperform the S&P 500 in the second quarter of 1999. Class A shares returned 8.98% for the three-month period, and Class B and C shares returned 8.72%. (These returns exclude sales charges.) Meanwhile, the S&P 500 returned 7.05%.
    Stock selection contributed most to the fund's performance over the past six months, especially our positions in basic-materials and capital-goods stocks. The main sectors for the portfolio included computer hardware, electric company, telephone and oil stocks. Our leading stock, IBM, reached a record high in May after Chairman and CEO Louis Gerstner said the company is on track for double-digit revenue growth. IBM generates about a quarter of its revenue -- about $20 billion -- from Internet-related sales. That beats the sales of the top 25 Internet companies combined, including Amazon.com and Yahoo. We reduced our holdings in Compaq over the reporting period because the computer company has lost ground. Its

                      ------------------------------------

                                STOCK SELECTION

                            CONTRIBUTED MOST TO THE

                            FUND'S PERFORMANCE OVER

                              THE PAST SIX MONTHS,

                            ESPECIALLY OUR POSITIONS

                             IN BASIC-MATERIALS AND

                             CAPITAL-GOODS STOCKS.

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM ADVISOR FLEX FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets

=========================================================
               PERCENTAGE OF HOLDINGS
----------------------------------------------------------

U.S. Government               17.08%

Corporate Notes               11.88%

Cash Equivalents               7.57%

Common Stocks                 63.07%

Assets Less Liabilities        0.40%

NUMBER OF HOLDINGS              174
=========================================================

=================================================================================================================================
TOP 10 EQUITY HOLDINGS                   TOP 10 INDUSTRIES                         TOP 10 FIXED-INCOME HOLDINGS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         COUPON  MATURITY    %
---------------------------------------------------------------------------------------------------------------------------------
1. International Business        1.92%   1. Computers (Hardware)            3.72%  1. U.S. Treasury Note  7.50%  5/15/02   1.29%
   Machines Corp.

2. Merck & Co., Inc.             1.39    2. Real Estate Investment          3.22   2. U.S. Treasury Note  8.75   8/15/00   1.27
                                            Trusts

3. Nucor Corp.                   1.20    3. Manufacturing (Diversified)     2.86   3. U.S. Treasury Bond  7.25   8/15/22   1.25


4. Morgan Stanley, Dean Witter,  1.14    4. Oil (International Integrated)  2.56   4. U.S. Treasury Note  6.25   2/15/03   1.02
   Discover & Co.

5. Repsol S.A.-ADR               1.08    5. Electric Companies              2.49   5. U.S. Treasury Note  5.75   8/15/03   1.00
   (International Integrated)

6. Abbott Laboratories           1.04    6. Health Care (Drugs-Major        2.42   6. U.S. Treasury Note  7.875  8/15/01   0.93
                                            Pharmaceuticals)

7. American Home Products Corp.  1.03    7. Health Care (Diversified)       2.37   7. Federal Home Loan   5.50   7/14/00   0.89
                                                                                      Bank

8. Hewlett-Packard Co.           0.95    8. Telephone                       2.20   8. U.S. Treasury Bond  9.25   8/15/22   0.87


9. Electronic Data Systems Corp. 0.95    9. Banks (Major Regional)          2.07   9. U.S. Treasury Note  6.50   8/15/05   0.81


10.GPU, Inc.                     0.94    10.Computers (Software &           1.97   10.U.S. Treasury Bond  7.625  2/15/25   0.79
                                            Services)

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

first-quarter earnings disappointed investors, and its board of directors ousted long-time CEO Eckhard Pfeiffer.
    Compared to the S&P 500, the fund was underweighted in consumer staples, health care and financials -- sectors with weak performance over the period. This also helped the fund's performance against the benchmark index.

HOW DO YOU CHOOSE STOCKS FOR THE PORTFOLIO?
As value investors, we look for stocks that are undervalued to the market as a whole. We base our stock-selection decisions on a proprietary database of the largest 800 U.S. stocks. From this list, we choose 250 stocks as potential candidates, based on the price of the stock in relation to the company's earnings track record. With each of these 250 stocks, we ask, "Can this earnings record be continued?" This list is then culled to 100 candidates. To make the portfolio, the stock must be in the top 30% of our database, based on valuation.

HOW DID THE FUND'S FIXED-INCOME HOLDINGS AFFECT ITS PERFORMANCE?
Fixed-income holdings pulled down the fund's performance over the first half of 1999. The bond market, represented by the Lehman Government/Corporate Index, returned -2.28% over the past six months. Compared to the bond market as a whole, the fund was overweighted in long-term bonds, which were battered by rising interest rates. The fund also was overweighted in high-quality corporate bonds, which underperformed during the period compared to high-yield issues. In June, we began investing in bonds with shorter duration. Our best-performing fixed-income sector was mortgage-backed securities, as expected during a period of rising interest rates.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN GENERAL?
Our asset-allocation model continues to support a high concentration in stocks, despite the narrowing of the stock/bond spread. We expect the stock market to remain volatile and the U.S. economy to continue its advance. We expect to see strength throughout broad segments of the stock market, which bodes well for actively managed funds.
    Fundamentals appear to be improving for the bond market. The current economic environment is very favorable: corporate earnings improvements, modest inflationary pressures, full employment, income growth and capital formation. That long list makes the bond market attractive for investors, despite recent volatility.



          See important fund and index disclosures inside front cover.

                             AIM ADVISOR FLEX FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


CHOOSE YOUR INVESTMENT PALETTE


No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time -- most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

                             DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains -- increasing the value of the stocks they hold -- rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true -- shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed -- they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.



                             AIM ADVISOR FLEX FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY-MARKET FUNDS
A money-market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money-market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money-market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

                     INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

                              SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

                          TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:

o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.

o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.

(2) There is no guarantee that a money-market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                             AIM ADVISOR FLEX FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-58.04%

AEROSPACE/DEFENSE-1.49%

Boeing Co. (The)                         65,000   $  2,872,187
--------------------------------------------------------------
Lockheed Martin Corp.                   105,000      3,911,250
--------------------------------------------------------------
Precision Castparts Corp.               154,500      6,566,250
--------------------------------------------------------------
                                                    13,349,687
--------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.51%

Archer-Daniels-Midland Co.              296,250      4,573,359
--------------------------------------------------------------

AIRLINES-0.67%

Southwest Airlines Co.                  192,350      5,986,894
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.63%

Cooper Tire & Rubber Co.                160,000      3,780,000
--------------------------------------------------------------
Genuine Parts Co.                       180,000      6,300,000
--------------------------------------------------------------
Snap-on, Inc.                           125,000      4,523,437
--------------------------------------------------------------
                                                    14,603,437
--------------------------------------------------------------

AUTOMOBILES-0.77%

Ford Motor Co.                          121,600      6,862,800
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.07%

Bank One Corp.                          110,000      6,551,875
--------------------------------------------------------------
National City Corp.                      85,000      5,567,500
--------------------------------------------------------------
Wachovia Corp.                           75,000      6,417,187
--------------------------------------------------------------
                                                    18,536,562
--------------------------------------------------------------

BANKS (MONEY CENTER)-1.30%

Bank of America Corp.                    95,000      6,964,687
--------------------------------------------------------------
First Union Corp.                       100,000      4,700,000
--------------------------------------------------------------
                                                    11,664,687
--------------------------------------------------------------

BANKS (REGIONAL)-0.02%

Independent Bank Corp.                   10,300        162,225
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.47%

Anheuser Busch Co., Inc.                 60,000      4,256,250
--------------------------------------------------------------

CHEMICALS-0.85%

Dow Chemical Co. (The)                   60,000      7,612,500
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.51%

Great Lakes Chemical Corp.              100,000      4,606,250
--------------------------------------------------------------

COMPUTERS (HARDWARE)-3.72%

Compaq Computer Corp.                   322,000      7,627,375
--------------------------------------------------------------
Hewlett-Packard Co.                      85,000      8,542,500
--------------------------------------------------------------
International Business Machines
  Corp.                                 133,000     17,190,250
--------------------------------------------------------------
                                                    33,360,125
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-1.96%

Computer Associates International,
  Inc.                                  148,000   $  8,140,000
--------------------------------------------------------------
Electronic Data Systems Corp.           150,000      8,484,375
--------------------------------------------------------------
Oracle Corp.(a)                          26,700        991,237
--------------------------------------------------------------
                                                    17,615,612
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.82%

SUPERVALU, INC                          285,000      7,320,937

--------------------------------------------------------------

ELECTRIC COMPANIES-2.49%

Edison International                    200,000      5,350,000
--------------------------------------------------------------
Entergy Corp.                           255,000      7,968,750
--------------------------------------------------------------
GPU, Inc.                               200,000      8,437,500
--------------------------------------------------------------
Southern Co.                             19,800        524,700
--------------------------------------------------------------
                                                    22,280,950
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.50%

General Electric Co.                     71,000      8,023,000
--------------------------------------------------------------
Rockwell International Corp.             90,000      5,467,500
--------------------------------------------------------------
                                                    13,490,500
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.39%

W.W. Grainger, Inc.                      65,500      3,524,719
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.81%

Raytheon Co.-Class A                     85,000      5,854,375
--------------------------------------------------------------
Raytheon Co.-Class B                     20,000      1,407,500
--------------------------------------------------------------
                                                     7,261,875
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.61%

American General Corp.                   94,900      7,153,087
--------------------------------------------------------------
MGIC Investment Corp.                   150,000      7,293,750
--------------------------------------------------------------
                                                    14,446,837
--------------------------------------------------------------

FOODS-0.39%

H.J. Heinz Co.                           69,000      3,458,625
--------------------------------------------------------------

FOOTWEAR-0.42%

Reebok International Ltd.(a)            200,000      3,725,000
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.37%

Abbott Laboratories                     204,500      9,304,750
--------------------------------------------------------------
American Home Products Corp.            160,000      9,200,000
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 24,000      1,690,500
--------------------------------------------------------------
Johnson & Johnson                        10,800      1,058,400
--------------------------------------------------------------
                                                    21,253,650
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.74%

Mylan Laboratories, Inc.                250,000      6,625,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.42%

Lilly (Eli) & Co.                        50,000   $  3,581,250
--------------------------------------------------------------
Merck & Co., Inc.                       168,000     12,432,000
--------------------------------------------------------------
Schering-Plough Corp.                   107,200      5,681,600
--------------------------------------------------------------
                                                    21,694,850
--------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.80%

Columbia/HCA Healthcare Corp.           305,000      6,957,812
--------------------------------------------------------------
Triad Hospitals, Inc.(a)                 16,052        216,702
--------------------------------------------------------------
                                                     7,174,514
--------------------------------------------------------------

HOUSEHOLD FURN. & APPLIANCES-0.70%

Whirlpool Corp.                          85,000      6,290,000
--------------------------------------------------------------

HOUSEWARES-0.23%

Fortune Brands, Inc.                     50,000      2,068,750
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.71%

Loews Corp.                              80,000      6,330,000
--------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.78%

Ohio Casualty Corp.                     175,000      6,321,875
--------------------------------------------------------------
Old Republic International Corp.        200,000      3,462,500
--------------------------------------------------------------
SAFECO Corp.                            140,000      6,177,500
--------------------------------------------------------------
                                                    15,961,875
--------------------------------------------------------------

INSURANCE BROKERS-0.82%

Marsh & McLennan Co.                     97,075      7,329,162
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.14%

Morgan Stanley, Dean Witter,
  Discover & Co.                         99,850     10,234,625
--------------------------------------------------------------

IRON & STEEL-1.20%

Nucor Corp.                             227,000     10,768,312
--------------------------------------------------------------

LODGING-HOTELS-0.16%

Host Marriott Corp.                     124,515      1,478,616
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.40%

Caterpillar, Inc.                        85,000      5,100,000
--------------------------------------------------------------
Deere & Co.                             100,000      3,962,500
--------------------------------------------------------------
Dover Corp.                             100,000      3,500,000
--------------------------------------------------------------
                                                    12,562,500
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.47%

Illinois Tool Works, Inc.                74,000      6,068,000
--------------------------------------------------------------
Minnesota Mining and Manufacturing
  Co.                                    50,000      4,346,875
--------------------------------------------------------------
Textron, Inc.                            33,700      2,773,931
--------------------------------------------------------------
                                                    13,188,806
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.97%

Federal Signal Corp.                    160,000      3,390,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MANUFACTURING (SPECIALIZED)-(CONTINUED)

York International Corp.                124,600   $  5,334,437
--------------------------------------------------------------
                                                     8,724,437
--------------------------------------------------------------

METALS MINING-0.62%

Phelps Dodge Corp.                       90,000      5,574,375
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-0.84%

Exxon Corp.                              97,400      7,511,975
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.49%

Westvaco Corp.                          150,000      4,350,000
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.71%

IKON Office Solutions, Inc.             340,000      5,100,000
--------------------------------------------------------------
Xerox Corp.                              21,000      1,240,313
--------------------------------------------------------------
                                                     6,340,313
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.61%

Gannett Co., Inc.                        76,600      5,467,325
--------------------------------------------------------------

RAILROADS-0.56%

CSX Corp.                               110,000      4,984,375
--------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-3.22%

Arden Realty Group, Inc.                 75,200      1,851,800
--------------------------------------------------------------
Avalonbay Communities, Inc.              59,100      2,186,700
--------------------------------------------------------------
Beacon Capital                           60,000        922,500
--------------------------------------------------------------
CarrAmerica Realty Corp.                 57,300      1,432,500
--------------------------------------------------------------
CBL & Associates Properties, Inc.        39,800      1,049,725
--------------------------------------------------------------
Charles E. Smith Residential
  Realty, Inc.                           21,800        739,838
--------------------------------------------------------------
Equity Office Properties Trust           90,979      2,331,337
--------------------------------------------------------------
Equity Residential Properties
  Trust                                  55,100      2,482,944
--------------------------------------------------------------
First Industrial Realty Trust,
  Inc.                                   41,500      1,138,656
--------------------------------------------------------------
Highwoods Properties, Inc.               46,800      1,284,075
--------------------------------------------------------------
Hospitality Properties Trust             45,700      1,239,613
--------------------------------------------------------------
Kimco Realty Corp.                       34,200      1,338,075
--------------------------------------------------------------
Liberty Property Trust                   67,500      1,679,063
--------------------------------------------------------------
New Plan Excel Realty Trust              35,060        631,080
--------------------------------------------------------------
Prentiss Properties Trust                85,100      1,999,850
--------------------------------------------------------------
Public Storage, Inc.                     95,400      2,671,200
--------------------------------------------------------------
Simon Property Group, Inc.               73,500      1,865,063
--------------------------------------------------------------
Vornado Realty Trust                     36,700      1,295,969
--------------------------------------------------------------
Weeks Corp.                              22,400        683,200
--------------------------------------------------------------
                                                    28,823,188
--------------------------------------------------------------

RESTAURANTS-0.56%

McDonald's Corp.                        122,600      5,064,913
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.92%

Lowe's Companies, Inc.                   50,000      2,834,375
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (BUILDING SUPPLIES)-(CONTINUED)

Sherwin-Williams Co.                    195,000   $  5,411,250
--------------------------------------------------------------
                                                     8,245,625
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.15%

Dillards, Inc.-Class A                  135,000      4,741,875
--------------------------------------------------------------
J.C. Penney Co., Inc.                   115,000      5,584,688
--------------------------------------------------------------
                                                    10,326,563
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.35%

Rite Aid Corp.                          127,900      3,149,538
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.29%

Toys "R" Us, Inc.(a)                    125,000      2,585,938
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.69%

Dun & Bradstreet Corp. (The)            175,000      6,201,563
--------------------------------------------------------------

SPECIALTY PRINTING-0.80%

Deluxe Corp.                            183,900      7,160,606
--------------------------------------------------------------

TELEPHONE-1.34%

Ameritech Corp.                          65,000      4,777,500
--------------------------------------------------------------
Bell Atlantic Corp.                     110,000      7,191,250
--------------------------------------------------------------
                                                    11,968,750
--------------------------------------------------------------

TEXTILES (APPAREL)-1.23%

Liz Claiborne, Inc.                     150,000      5,475,000
--------------------------------------------------------------
VF Corp.                                130,000      5,557,500
--------------------------------------------------------------
                                                    11,032,500
--------------------------------------------------------------

TEXTILES (SPECIALTY)-0.47%

Unifi, Inc.(a)                          200,000      4,250,000
--------------------------------------------------------------

TOBACCO-0.90%

Philip Morris Companies, Inc.           201,450      8,095,772
--------------------------------------------------------------

WASTE MANAGEMENT-0.98%

Browning-Ferris Industries, Inc.        110,000      4,730,000
--------------------------------------------------------------
Waste Management, Inc.                   75,000      4,031,250
--------------------------------------------------------------
                                                     8,761,250
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $324,841,152)                          520,279,497
--------------------------------------------------------------

FOREIGN STOCKS-5.03%

MEXICO-0.87%

Telefonos de Mexico S.A.-ADR
  (Telephone)                            96,500      7,798,406
--------------------------------------------------------------

NETHERLANDS-1.42%

Koninklijke (Royal) Philips
  Electronics N.V.-ADR (Electrical
  Equipment)                              6,440        649,635
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares-ADR (Oil-International
  Integrated)                            96,100      5,790,025
--------------------------------------------------------------
Unilever N.V.-ADR (Foods)                90,249      6,294,868
--------------------------------------------------------------
                                                    12,734,528
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
NORWAY-0.45%

Norsk Hydro A.S.A.-ADR
  (Manufacturing- Diversified)          105,000   $  4,016,250
--------------------------------------------------------------

SPAIN-1.08%

Repsol S.A.-ADR (Oil-International
  Integrated)                           475,000      9,648,437
--------------------------------------------------------------

UNITED KINGDOM-1.21%

Gallaher Group PLC-ADR (Tobacco)        100,000      2,443,750
--------------------------------------------------------------
Hanson PLC-ADR
  (Manufacturing-Diversified)           190,000      8,431,250
--------------------------------------------------------------
                                                    10,875,000
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $24,616,998)                                  45,072,621
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS & NOTES-1.12%

COMMUNICATIONS EQUIPMENT-0.45%

Diageo Capital PLC, Unsec. Gtd.
  Notes, 6.625%, 06/24/04           $ 4,000,000   $  4,010,928
--------------------------------------------------------------

INSURANCE (BROKER)-0.67%

Marsh & McLennan Companies, Inc.,
  Sr. Unsec. Notes, 6.625%,

  06/15/04                            6,000,000      6,018,540
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes
      (Cost $9,965,930)                             10,029,468
--------------------------------------------------------------
U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS &
  NOTES-10.76%

AUTO PARTS & EQUIPMENT-0.22%

Dana Corp., Unsec. Notes, 6.25%,
  03/01/04                            2,000,000      1,961,978
--------------------------------------------------------------

AUTOMOBILES-1.22%

Ford Motor Co.,
  Notes, 7.50%, 11/15/99                750,000        755,550
--------------------------------------------------------------

  Unsec. Bonds, 6.50%, 08/01/18       5,250,000      4,794,930

--------------------------------------------------------------

General Motors Acceptance Corp.,
  Unsec. Bonds, 5.50%, 01/14/02       5,500,000      5,392,970

--------------------------------------------------------------
                                                    10,943,450
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.54%

Bank of America Corp., Notes,
  6.625%, 06/15/04                    5,000,000      4,999,330
--------------------------------------------------------------
National City Corp., Sub. Notes,
  7.20%, 05/15/05                     1,000,000      1,020,340
--------------------------------------------------------------
Nationsbank Corp., Sr. Notes,
  5.375%, 04/15/00                    1,550,000      1,546,109
--------------------------------------------------------------
Wachovia Corp., Unsec. Sub. Notes,
  6.25%, 08/04/08                     6,500,000      6,199,830
--------------------------------------------------------------
                                                    13,765,609
--------------------------------------------------------------

BANKS (MONEY CENTER)-0.53%

First Union Corp., Unsec. Sub.
  Notes, 6.40%, 04/01/08              5,000,000      4,779,900
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
BEVERAGES (ALCOHOLIC)-0.56%

Anheuser Busch Co. Inc., Unsec.
  Notes, 5.375%, 09/15/08           $ 5,500,000   $  5,011,215
--------------------------------------------------------------

CHEMICALS-0.11%

Eastman Chemical Co., Notes,
  6.375%, 01/15/04                    1,000,000        978,480
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.66%

Motorola, Inc., Notes, 6.50%,
  03/01/08                            6,000,000      5,897,280
--------------------------------------------------------------

CONSUMER FINANCE-1.21%

Beneficial Corp., Medium Term
  Series I Notes, 6.625%, 09/27/04    3,000,000      2,975,940
--------------------------------------------------------------
Commercial Credit Co., Unsec.
  Notes, 5.55%, 02/15/01              3,000,000      2,975,130
--------------------------------------------------------------
Ford Motor Credit Co., Sr. Unsec.
  Notes, 5.125%, 10/15/01             5,000,000      4,881,715
--------------------------------------------------------------
                                                    10,832,785
--------------------------------------------------------------

ELECTRIC COMPANIES-0.56%

Penn Power & Lighting, First
  Mortgage Notes, 6.55%, 03/01/06     3,900,000      3,850,431
--------------------------------------------------------------
  6.875%, 02/01/03                    1,000,000      1,010,320
--------------------------------------------------------------
Union Electric Co., First Mortgage
  Notes, 6.75%, 10/15/99                150,000        150,650
--------------------------------------------------------------
                                                     5,011,401
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.17%

Boeing Co., Notes, 6.625%,
  06/01/05                            1,500,000      1,493,670
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.89%

Federal Home Loan Bank, Unsec. Sr.
  Unsub. Notes, 5.50%, 07/14/00       8,000,000      8,003,440
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.21%

Guidant Corp., Notes, 6.15%,
  02/15/06                            2,000,000      1,897,940
--------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.24%

Travelers Property Casualty Corp.,
  Sr. Unsec. Notes, 6.75%,
  11/15/06                            2,200,000      2,163,590
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.68%

Atlantic Richfield Company, Notes,
  5.55%, 04/15/03                     6,300,000      6,132,987
--------------------------------------------------------------

RAILROADS-0.68%

Norfolk Southern Corp., Sr. Unsec.
  Notes, 6.20%, 04/15/09              6,500,000      6,123,286
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.34%

Sherwin-Williams Co., Notes,
  6.50%, 02/01/02                     3,000,000      3,018,270
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.31%

Dillard Dept. Stores, Inc., Unsec.
  Notes, 6.30%, 02/15/08              3,000,000      2,797,620
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.63%

AT&T Corp., Notes, 6.50%, 03/15/29  $ 6,200,000   $  5,620,672
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds &
      Notes (Cost $98,936,907)                      96,433,573
--------------------------------------------------------------

ASSET-BACKED SECURITIES-0.27%

SERVICES (COMMERCIAL &
  CONSUMER)-0.27%

Discover Card Master Trust I,
  Series. 1998-7 A, 5.60%,
  05/16/06 (Cost $2,523,340)          2,500,000      2,422,663
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY
  SECURITIES-3.01%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-1.18%

Pass Through Certificates
  8.00%, 10/01/10                     1,183,598      1,219,840
--------------------------------------------------------------
  5.50%, 01/01/14                     3,975,063      3,765,100
--------------------------------------------------------------
  6.50%, 07/01/01 to 05/01/29         5,788,328      5,644,717
--------------------------------------------------------------
                                                    10,629,657
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-1.31%

Pass Through Certificates
  8.50%, 03/01/10                     1,071,604      1,111,446
--------------------------------------------------------------
  6.50%, 06/01/11 to 05/01/26         5,444,962      5,322,444
--------------------------------------------------------------
  7.50%, 11/01/26 to 05/01/29         5,226,656      5,288,874
--------------------------------------------------------------
                                                    11,722,764
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-0.52%

Pass Through Certificates
  7.00%, 01/16/07 to 10/15/08         1,001,504      1,010,589
--------------------------------------------------------------
  6.00%, 11/15/08                       973,002        945,631
--------------------------------------------------------------
  6.50%, 10/15/08                       802,346        796,578
--------------------------------------------------------------
  7.50%, 03/15/26                     1,858,785      1,885,496
--------------------------------------------------------------
                                                     4,638,294
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $27,196,043)                                  26,990,715
--------------------------------------------------------------

U.S. TREASURY SECURITIES-14.07%

U.S. TREASURY BONDS-3.47%

  7.50%, 11/15/16                     4,500,000      5,075,550
--------------------------------------------------------------
  9.25%, 02/15/16                     6,000,000      7,822,980
--------------------------------------------------------------
  7.25%, 08/15/22                    10,000,000     11,179,300
--------------------------------------------------------------
  7.625%, 02/15/25                    6,000,000      7,061,400
--------------------------------------------------------------
                                                    31,139,230
--------------------------------------------------------------

U.S. TREASURY NOTES-10.60%

  8.75%, 08/15/00                    11,000,000     11,401,610
--------------------------------------------------------------
  7.875%, 08/15/01                    8,000,000      8,364,720
--------------------------------------------------------------
  7.50%, 05/15/02                    11,000,000     11,528,330
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. TREASURY NOTES-(CONTINUED)
  6.25%, 02/15/03                   $ 9,000,000   $  9,158,040
--------------------------------------------------------------
  5.75%, 08/15/03                     9,000,000      9,002,970
--------------------------------------------------------------
  7.25%, 05/15/04                     6,000,000      6,370,440
--------------------------------------------------------------
  7.25%, 08/15/04                     6,000,000      6,381,300
--------------------------------------------------------------
  7.875%, 11/15/04                    5,000,000      5,468,000
--------------------------------------------------------------
  6.50%, 08/15/05                     7,000,000      7,232,260
--------------------------------------------------------------
  9.375%, 02/15/06                    4,000,000      4,753,400
--------------------------------------------------------------
  6.50%, 10/15/06                     9,000,000      9,298,710
--------------------------------------------------------------
  6.125%, 08/15/07                    6,000,000      6,072,120
--------------------------------------------------------------
                                                    95,031,900
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $126,976,054)                          126,171,130
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
REPURCHASE AGREEMENT-7.30%(B)
Greenwich Capital Markets, Inc.,
  5.00%, 07/01/99 (Cost
  $65,499,284)(c)                   $65,499,284   $ 65,499,284
--------------------------------------------------------------
TOTAL INVESTMENTS-99.60%                           892,898,951
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.40%                                  3,546,198
--------------------------------------------------------------
NET ASSETS-100.00%                                $896,445,149
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Gtd.   - Guaranteed
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c)Joint repurchase agreement entered into 6/30/99 with a maturing value of $100,013,889. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1999
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $680,555,708)                              $892,898,951
---------------------------------------------------------
Cash                                                7,491
---------------------------------------------------------
Receivables for:
  Capital stock sold                            1,258,693
---------------------------------------------------------
  Interest and dividends                        5,896,856
---------------------------------------------------------
Investment for deferred compensation plan          17,342
---------------------------------------------------------
Other assets                                       41,675
---------------------------------------------------------
    Total assets                              900,121,008
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                      1,933,506
---------------------------------------------------------
  Deferred compensation plan                       17,342
---------------------------------------------------------
Accrued distribution fees                       1,667,252
---------------------------------------------------------
Accrued directors' fees and expenses                6,509
---------------------------------------------------------
Accrued operating services fees                    51,250
---------------------------------------------------------
    Total liabilities                           3,675,859
---------------------------------------------------------
Net assets applicable to shares outstanding  $896,445,149
=========================================================

NET ASSETS:

Class A                                      $ 51,100,094
=========================================================
Class B                                      $ 13,145,652
=========================================================
Class C                                      $832,199,403
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   2,402,741
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     617,898
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                  39,121,391
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      21.27
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.27 divided
      by 94.50%)                             $      22.51
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      21.27
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      21.27
=========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME:
Interest                                     $  5,338,014
---------------------------------------------------------
Dividends (net of $173,484 foreign
  withholding tax)                              6,067,740
---------------------------------------------------------
    Total investment income                    11,405,754
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,677,301
---------------------------------------------------------
Operating services fees                         1,606,380
---------------------------------------------------------
Distribution fees-Class A                          78,164
---------------------------------------------------------
Distribution fees-Class B                          31,023
---------------------------------------------------------
Distribution fees-Class C                       3,320,258
---------------------------------------------------------
Directors' fees and expenses                        2,317
---------------------------------------------------------
    Total expenses                              7,715,443
---------------------------------------------------------
Less: Fees waived by advisor                   (1,184,959)
---------------------------------------------------------
     Net expenses                               6,530,484
---------------------------------------------------------
Net investment income                           4,875,270
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                   56,929,335
---------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                         6,611,793
---------------------------------------------------------
    Net gain from investment securities        63,541,128
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 68,416,398
---------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $  4,875,270   $  8,482,076
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities                  56,929,335     59,176,179
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   6,611,793     11,782,197
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        68,416,398     79,440,452
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (374,318)      (693,499)
-----------------------------------------------------------------------------------------
  Class B                                                          (33,788)       (14,661)
-----------------------------------------------------------------------------------------
  Class C                                                       (3,249,432)    (7,001,855)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                               --     (3,877,358)
-----------------------------------------------------------------------------------------
  Class B                                                               --       (270,410)
-----------------------------------------------------------------------------------------
  Class C                                                               --    (56,203,971)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          377,567     21,305,857
-----------------------------------------------------------------------------------------
  Class B                                                        8,467,839      3,715,719
-----------------------------------------------------------------------------------------
  Class C                                                      102,707,340     55,402,752
-----------------------------------------------------------------------------------------
    Net increase in net assets                                 176,311,606     91,803,026
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          720,133,543    628,330,517
-----------------------------------------------------------------------------------------
  End of period                                               $896,445,149   $720,133,543
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $621,570,956   $510,018,210
-----------------------------------------------------------------------------------------
  Undistributed net investment income                            2,155,843        938,111
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    60,375,107      3,445,772
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities             212,343,243    205,731,450
-----------------------------------------------------------------------------------------
                                                              $896,445,149   $720,133,543
-----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Flex Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid quarterly.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the six months ended June 30, 1999, AIM was paid $443,754 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the six months ended June 30, 1999, AIM voluntarily waived operating services fees in the amount of $1,162,626.
  Pursuant to the amended operating services agreement effective July 1, 1999 the Fund shall pay costs incurred for providing operating services, such as accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. Further, the Fund's operating expenses are limited to 0.45% of the Fund's average daily net assets. AIM no longer receives payments under the amended operating services agreement.
  Effective July 1, 1999, the Company entered into a master administrative services agreement with AIM. The Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund.
  Effective July 1, 1999, the Company entered into a transfer agency and service agreement with A I M Fund Services, Inc. ("AFS"). The fund has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the six months ended June 30, 1999 the Class A, Class B and Class C shares paid AIM Distributors $55,830,

$31,023 and $3,320,258, respectively, as compensation under the Plans. During the six months ended June 30, 1999, AIM Distributors waived fees of $22,333 for the Class A shares.
  AIM Distributors received commissions of $13,396 from sales of Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received commissions of $60,099 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, and AIM Distributors.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee was 0.05%.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $220,710,263 and $160,641,066, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 226,687,224
---------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (14,343,981)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $ 212,343,243
===============================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                                                    JUNE 30, 1999              DECEMBER 31, 1998
                                                              --------------------------   --------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------   -------------   ----------   -------------
Sold:
  Class A                                                        441,954   $   8,940,200    1,076,842   $  22,390,887
---------------------------------------------------------------------------------------------------------------------
  Class B*                                                       217,331       4,392,826      175,059       3,648,126
---------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,984,899      60,418,223    5,318,582     109,967,149
---------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisition**:
  Class A                                                        623,953      11,614,157           --              --
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        256,293       4,785,508           --              --
---------------------------------------------------------------------------------------------------------------------
  Class C                                                      7,871,114     146,770,808           --              --
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         17,529         357,816      223,596       4,399,200
---------------------------------------------------------------------------------------------------------------------
  Class B*                                                         1,526          31,411       14,140         277,225
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        148,230       3,041,326    3,067,888      60,325,811
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (988,451)    (20,534,606)    (266,823)     (5,484,230)
---------------------------------------------------------------------------------------------------------------------
  Class B*                                                       (36,260)       (741,906)     (10,191)       (209,632)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                     (5,290,486)   (107,523,017)  (5,531,566)   (114,890,208)
---------------------------------------------------------------------------------------------------------------------
                                                               6,247,632   $ 111,552,746    4,067,527   $  80,424,328
=====================================================================================================================

 * Class B shares commenced sales on March 3, 1998.

** On June 21, 1999, pursuant to a plan of reorganization and termination, AIM
   MultiFlex Fund ("MultiFlex Fund") transferred all of its assets to the Fund. The Fund assumed all of the liabilities of the MultiFlex Fund. Shareholders of the MultiFlex Fund were issued full and fractional shares of the applicable class of the Fund. The acquisition, which was approved by the shareholders of MultiFlex Fund on June 16, 1999, was accomplished by an exchange of 8,751,360 shares of the Fund for the 15,054,075 shares then outstanding of the MultiFlex Fund. Based on the opinion of Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or its shareholders. MultiFlex Fund's net assets, including $21,805,397 of unrealized appreciation, were combined with the Fund for total net assets after the acquisition of $892,863,343.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended June 30, 1999 and each of the years in the two-year period ended December 31, 1998, for a share of Class B capital stock outstanding during the six months ended June 30, 1999 and the period March 3, 1998 (date sales commenced) through December 31, 1998, and for a share of Class C capital stock outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998.

                                                                         CLASS A(A)                        CLASS B
                                                              ---------------------------------    ------------------------
                                                                              DECEMBER 31,
                                                              JUNE 30,    ---------------------    JUNE 30,    DECEMBER 31,
                                                                1999       1998      1997(B)(C)      1999          1998
                                                              --------    -------    ----------    --------    ------------
Net asset value, beginning of period                          $ 20.06     $ 19.74    $    16.63    $ 20.06        $20.69
------------------------------------------------------------  -------     -------    ----------    -------        ------
Income from investment operations:
  Net investment income                                          0.21        0.39          0.41       0.13          0.22
------------------------------------------------------------  -------     -------    ----------    -------        ------
  Net gains on securities (both realized and unrealized)         1.18        2.16          3.63       1.18          1.22
------------------------------------------------------------  -------     -------    ----------    -------        ------
    Total from investment operations                             1.39        2.55          4.04       1.31          1.44
------------------------------------------------------------  -------     -------    ----------    -------        ------
Less distributions:
  Dividends from net investment income                          (0.18)      (0.39)        (0.43)     (0.10)        (0.23)
------------------------------------------------------------  -------     -------    ----------    -------        ------
  Distributions from net realized gains                            --       (1.84)        (0.50)        --         (1.84)
------------------------------------------------------------  -------     -------    ----------    -------        ------
    Total distributions                                         (0.18)      (2.23)        (0.93)     (0.10)        (2.07)
------------------------------------------------------------  -------     -------    ----------    -------        ------
Net asset value, end of period                                $ 21.27     $ 20.06    $    19.74    $ 21.27        $20.06
============================================================  =======     =======    ==========    =======        ======
Total return(d)                                                  6.96%      13.26%        24.60%      6.56%         7.25%
============================================================  =======     =======    ==========    =======        ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $51,100     $46,286    $   25,151    $13,146        $3,592
============================================================  =======     =======    ==========    =======        ======
Ratio of expenses to average net assets(e)                       1.12%(f)    1.23%         1.45%      1.87%(f)      2.00%(g)
============================================================  =======     =======    ==========    =======        ======
Ratio of net investment income to average net assets(h)          2.07%(f)    1.99%         2.34%      1.32%(f)      1.22%(g)
============================================================  =======     =======    ==========    =======        ======
Portfolio turnover rate                                            22%         34%           17%        22%           34%
============================================================  =======     =======    ==========    =======        ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)     The Fund changed investment advisors on August 4, 1997.
(c)     Calculated using average shares outstanding.
(d) Does not deduct sales charges and for periods less than one year is not annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.55% (annualized), 1.52% and 1.55% for 1999-1997 for Class A and 2.20% (annualized), and
        2.19% (annualized) for 1999-1998 for Class B.
(f) Ratios are annualized and based on average net assets of $45,035,263 and $6,256,011 for Class A and Class B,
        respectively.
(g)     Annualized.
(h) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.64%
        (annualized), 1.70% and 2.24% for 1999-1997 for Class A and
        0.99% (annualized) and 1.03% (annualized) for 1998 for Class
        B.

                                                                                         CLASS C(A)
                                                            ---------------------------------------------------------------------
                                                                                               DECEMBER 31,
                                                            JUNE 30,     --------------------------------------------------------
                                                              1999         1998       1997(B)(C)     1996       1995       1994
                                                            --------     --------     ----------   --------   --------   --------
Net asset value, beginning of period                        $ 20.06      $  19.74      $  16.63    $  15.66   $  12.63   $  13.54
----------------------------------------------------------  --------     --------      --------    --------   --------   --------
Income from investment operations:
  Net investment income                                        0.13          0.25          0.30        0.30       0.32       0.32
----------------------------------------------------------  --------     --------      --------    --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                1.18          2.14          3.60        1.81       3.09      (0.23)
----------------------------------------------------------  --------     --------      --------    --------   --------   --------
    Total from investment operations                           1.31          2.39          3.90        2.11       3.41       0.09
----------------------------------------------------------  --------     --------      --------    --------   --------   --------
Less distributions:
  Dividends from net investment income                        (0.10)        (0.23)        (0.29)      (0.29)     (0.32)     (0.31)
----------------------------------------------------------  --------     --------      --------    --------   --------   --------
  Distributions from net realized gains                          --         (1.84)        (0.50)      (0.85)     (0.06)     (0.69)
----------------------------------------------------------  --------     --------      --------    --------   --------   --------
    Total distributions                                       (0.10)        (2.07)        (0.79)      (1.14)     (0.38)     (1.00)
----------------------------------------------------------  --------     --------      --------    --------   --------   --------
Net asset value, end of period                              $ 21.27      $  20.06      $  19.74    $  16.63   $  15.66   $  12.63
==========================================================  ========     ========      ========    ========   ========   ========
Total return(d)                                                6.56%        12.41%        23.64%      13.61%     27.30%      0.64%
==========================================================  ========     ========      ========    ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $832,199     $670,256      $603,179    $489,918   $399,162   $243,848
==========================================================  ========     ========      ========    ========   ========   ========
Ratio of expenses to average net assets                        1.87%(f)      2.00%(e)      2.20%       2.26%      2.28%      2.25%
==========================================================  ========     ========      ========    ========   ========   ========
Ratio of net investment income to average net assets           1.32%(f)      1.22%(g)      1.59%       1.81%      2.28%      2.32%
==========================================================  ========     ========      ========    ========   ========   ========
Portfolio turnover rate                                          22%           34%           17%         26%         5%        36%
==========================================================  ========     ========      ========    ========   ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.19% (annualized) and 2.19% for 1999-1998.
(f) Ratios are annualized and based on average net assets of $669,554,859.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.99% (annualized) and 1.03% for 1999-1998.

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                        11 Greenway Plaza
Chairman                                          Chairman                                Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                               INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Gary T. Crum                            Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              SUB-ADVISOR
Director                                          Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer            INVESCO Capital Management, Inc.
                                                                                          1315 Peachtree Street, N.E.
Edward K. Dunn Jr.                                Robert G. Alley                         Atlanta, GA 30309
Chairman, Mercantile Mortgage Corp.;              Vice President
Formerly Vice Chairman and President,                                                     TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and          Stuart W. Coco
President, Mercantile Bankshares                  Vice President                          A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Jack Fields                                       Melville B. Cox                         Houston, TX 77210-4739
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                      CUSTODIAN
Formerly Member                                   Karen Dunn Kelley
of the U.S. House of Representatives              Vice President                          State Street Bank and Trust Company
                                                                                          225 Franklin Street
Carl Frischling                                   Edgar M. Larsen                         Boston, MA 02110
Partner                                           Vice President
Kramer, Levin, Naftalis & Frankel LLP                                                     COUNSEL TO THE FUND
                                                  Mary J. Benson
Robert H. Graham                                  Assistant Vice President and            Ballard Spahr
President and Chief Executive Officer             Assistant Treasurer                     Andrews & Ingersoll, LLP
A I M Management Group Inc.                                                               1735 Market Street
                                                  Sheri Morris                            Philadelphia, PA 19103
Prema Mathai-Davis                                Assistant Vice President and
Chief Executive Officer, YWCA of the U.S.A.,      Assistant Treasurer                     COUNSEL TO THE DIRECTORS
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors,  Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
Metropolitan Transportation Authority of          Assistant Secretary                     919 Third Avenue
New York State                                                                            New York, NY 10022
                                                  P. Michelle Grace
Lewis F. Pennock                                  Assistant Secretary                     DISTRIBUTOR
Attorney
                                                  Jeffrey H. Kupor                        A I M Distributors, Inc.
Louis S. Sklar                                    Assistant Secretary                     11 Greenway Plaza
Executive Vice President                                                                  Suite 100
Hines Interests                                   Nancy L. Martin                         Houston, TX 77046
Limited Partnership                               Assistant Secretary

                                                  Ofelia M. Mayo
                                                  Assistant Secretary

                                                  Lisa A. Moss
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

FORMER AIM MULTIFLEX FUND SHAREHOLDERS -- REQUIRED FEDERAL INCOME TAX
INFORMATION

AIM MultiFlex Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.12, $0.0715 and $0.0715 per share, respectively, to shareholders during the Fund's tax year ended June 21, 1999. Of this amount, 59.52% is eligible for the dividends received deduction for corporations.

  The Fund also distributed long-term capital gains of $21,129,138 for the Fund's tax year ended June 21, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the total ordinary dividends paid, 7.52% was derived from U.S. Treasury obligations.

                                THE AIM FAMILY OF FUNDS --Registered Trademark--

GROWTH FUNDS                               MONEY MARKET FUNDS                            A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)              AIM Money Market Fund                         provided leadership in the
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund                      mutual-fund industry since 1976 and
AIM Capital Development Fund                                                             managed approximately $121 billion
AIM Constellation Fund                     INTERNATIONAL GROWTH FUNDS                    in assets for more than 6.3 million
AIM Dent Demographic Trends Fund           AIM Advisor International Value Fund          shareholders, including individual
AIM Large Cap Growth Fund                  AIM Asian Growth Fund                         investors, corporate clients, and
AIM Mid Cap Equity Fund(A)                 AIM Developing Markets Fund                   financial institutions as of June 30,
AIM Select Growth Fund                     AIM Europe Growth Fund                        1999.
AIM Small Cap Growth Fund(B)               AIM European Development Fund                     The AIM Family of Funds
AIM Small Cap Opportunities Fund           AIM International Equity Fund                 --Registered Trademark--is distributed
AIM Value Fund                             AIM Japan Growth Fund                         nationwide, and AIM today is the
AIM Weingarten Fund                        AIM Latin American Growth Fund                10th-largest mutual-fund complex in
                                           AIM New Pacific Growth Fund                   the United States in assets under
GROWTH & INCOME FUNDS                                                                    management, according to Strategic
AIM Advisor Flex Fund                      GLOBAL GROWTH FUNDS                           Insight, an independent mutual-fund
AIM Advisor Large Cap Value Fund           AIM Global Aggressive Growth Fund             monitor.
AIM Advisor Real Estate Fund               AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(C)                    GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                           AIM Global Growth & Income Fund
                                           AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                     GLOBAL INCOME FUNDS
AIM High Yield Fund                        AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                     AIM Global Government Income Fund
AIM Income Fund                            AIM Global Income Fund
AIM Intermediate Government Fund           AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                           THEME FUNDS
TAX-FREE INCOME FUNDS                      AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund             AIM Global Financial Services Fund
AIM Municipal Bond Fund                    AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund             AIM Global Resources Fund
                                           AIM Global Telecommunications and Technology Fund(E)
                                           AIM Global Trends Fund(F)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


[AIM LOGO APPEARS HERE]           INVEST WITH DISCIPLINE--Registered Trademark--